Exhibit 10.1

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

BINDING LETTER OF INTENT

October 16, 2024

This Binding Letter of Intent (“LOI”) is entered into by and between:

Franchisor: Ghost Kitchens America (GKA)

Franchisee: RichTech Robotics Inc. (or its subsidiaries) (“Richtech”)

1. Franchise Agreement

Richtech intends to enter into a franchise agreement for 20 “One Kitchen” stores located in Arizona (AZ), Colorado (CO), or Texas (TX) from GKA under the following terms:

- Total Cost: $[*****] USD per store

- This includes a one-time franchise fee of $[*****] and $[*****] for construction, basic infrastructure, license application, and other related expenses.

- Total Stores: 20 stores

- Completion Timeline: The execution of all agreements must be completed no later than June 30, 2025

- Location: All restaurants will be located within Walmart stores. Each selected Walmart must have an annual revenue of no less than $[*****]. Site selection will be proposed by GKA, with final decisions made by Richtech.

- Inclusions: Turnkey package including all franchise fees, building permits, equipment, CapEx, technology, and furniture

- Exclusions: Does not include robotics, operational items such as inventory, training, or uniforms

2. Payment Structure

The total cost for each store shall be payable as follows:

- $[*****] upon site submittal

- $[*****] upon Walmart site acceptance

- $[*****] three (3) days after receipt of the building permit

- $[*****] ten (10) days after construction has started, subject to construction progress and inspection milestones

- Remaining balance upon receipt of the Certificate of Occupancy

3. Binding Effect

This LOI is binding upon both parties and shall serve as the basis for preparing a formal Franchise Agreement, which both parties agree to execute in good faith. In the event that either party fails to negotiate in good faith or breaches this LOI, the non-breaching party shall have the right to pursue legal remedies.

4. Governing Law

This LOI shall be governed by and construed in accordance with the laws of Delaware.

5. Signatures

Ghost Kitchens America (GKA)

By:	/s/ George Kottas
Name:	George Kottas
Title:	CEO

RichTech Robotics Inc.

By:	/s/ Zhenwu Huang
Name:	Zhenwu Huang
Title:	CEO